Exhibit 99.3 1Q20 Supplemental Slides1 John McCallion Chief Financial Officer 1 These slides highlight information in MetLife, Inc.'s earnings release, quarterly financial supplement and other prior public disclosures.

Table of Contents Topic Page No. Net Income (Loss) to Adjusted Earnings 3 Adjusted Earnings ex. Total Notable Items by Segment 4 Investments 5 Direct Expense Ratio 9 2Q20 Outlook 10 Cash & Capital 11 Appendix 12 2

Net Income (Loss) to Adjusted Earnings ($ in millions) – Post-tax 1Q20 $ in millions $ Per Share Net Income (Loss) $4,366 $4.75 Less: Net Investment Gains (Losses) (228) (0.25) Net Derivative Gains (Losses) 3,319 3.61 Investment Hedge Adjustments (109) (0.12) Other (65) (0.07) Adjusted Earnings $1,449 $1.58 See Appendix for non-GAAP financial information, definitions and/or reconciliations. 3

Adjusted Earnings ex. Total Notable Items by Segment ($ in millions) – Post-tax % % Change 1 1Q20 1Q19 Change (Constant Rate) Highlights %) - Underwriting Margins; - Expense Margins; Group Benefits $312 $342 (9 + Volume Growth Retirement and Income Solutions $359 $285 26% + Investment Margins; + Volume Growth Property & Casualty $109 $97 12% + Underwriting Margins; + Expense Margins U.S. $780 $724 8% - Underwriting Margins; - Equity Markets; Asia $350 $356 (2%) —% - Investment Margins; + Volume Growth - Equity Markets; + Investment Margins; Latin America $95 $134 (29%) (19%) + Volume Growth; + Underwriting Margins - Equity Markets; - Underwriting Margins; EMEA $78 $86 (9%) (6%) + Expense Margins; + Volume Growth MetLife Holdings $277 $317 (13%) - Equity Markets Corporate & Other $(131) $(138) 5% + Taxes Adjusted Earnings, ex. Total Notable $1,449 $1,479 (2%) —% Items Adjusted EPS, ex. Total Notable $1.58 $1.54 3% 5% Items 1 To be discussed on MetLife, Inc.'s first quarter 2020 earnings conference call and audio webcast. 4 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Variable Investment Income (VII) ($ in millions) - Pre-tax $351 $334 $326 $327 $174 1Q19 2Q19 3Q19 4Q19 1Q20 Private Equity Other 5

Strong Historical Returns from Private Equity Private Equity Returns Highlights • $7.6 billion1, diversified across 16.5% 16.7% strategy, geography and managers 15.8% 14.1% 14.4% 13.8% 13.4% 12.8% 12.4% 12.1% • No manager greater than 4%; no fund greater than 2% • Attractive fit for long-tailed liabilities 3.3% • Average historical return of 12.0% • Expect negative returns in 2Q20 (1.4)% 08 09 10 11 12 13 14 15 16 17 18 19 20 20 20 20 20 20 20 20 20 20 20 20 2008 - 2019 Average Return 1 As of March 31, 2020. Represents private equity and middle market capital component of other invested assets. 6

Favorable Loss History Over Time1 Impairment and Charge-Off Rates2 Highlights Since 2008: • Fixed maturity securities: average annual impairment rate of 0.16% • Commercial mortgage loans: average annual charge-off rate of 0.04% • Agricultural mortgage loans: average annual charge-off rate of 0.08% • Cumulative impairment rate of 1.2%, roughly half of the industry peer group 1 For the periods from January 1, 2008 to December 31, 2019. 2 Impairments / charge-off rates by asset class as a percent of annual average assets at amortized cost of the respective portfolios (fixed maturity securities, commercial mortgage loans and agricultural mortgage loans). 7

Proactive Portfolio Positioning Below Investment Syndicated Grade Credit Bank Loans Highlights $17.7B; 4.6%1 $5.3B; 1.4%1 • Early repositioning is critical 12% • Reduced allocation to below investment grade $14.2B; 3.0%1 $4.0B; 0.9%1 • Reduced bank loans and increased quality 20% 72% 59% • Small BBB- credit exposure 75% 55% 23% 21% 28% 23% 5% 4% 1% 2% 12/31/2015 3/31/2020 12/31/2015 3/31/2020 BBB and above BB B CC and below Note: Credit portfolio is at estimated fair value and includes public and private corporates, municipals and foreign governments. 8 1 Represents % of General Account Assets Under Management at respective dates.

Managing to ~12.3% Direct Expense Ratio Direct Expense Ratio1 14.3% -170bps 13.3% 13.3% 12.9% 12.6% 12.0% 2015 2016 2017 2018 2019 1Q20 1 Direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers (PRT). 9 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

2Q20 Outlook

Key Considerations	Highlights
Investments	• Best estimate of negative high-single to low double digit private equity returns to depress VII • New money yields stable as lower risk-free rate is offset by higher credit spreads • More favorable short-end yield curve configuration • Investment portfolio well-positioned for economic downturn
Underwriting Margins	• Modest COVID-19 life and A&H[1] claims impact across most lines of business • Favorable claims impacts in dental and auto • Offsetting longevity impacts in retirement and long-term care
Sales / Adjusted PFO / Fees	• Challenging face-to-face global sales environment • Sales down across most segments, increasing demand in stable value • Lower Adjusted PFO in Group Benefits, RIS and Latin America • Variable product fees in-line with prior sensitivities[2]
Expenses	• Pursuing further expense actions to mitigate top-line pressures • Expect to achieve 12.3% direct expense ratio[3] target for full year 2020

MetLife

[1] Accident and health. [2] Relates to the ongoing impact of separate account performance sensitivities for MetLife Holdings provided at the December 2019 Investor Day.
[3] Direct expense ratio, excluding total notable items related to direct expenses and PRT.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

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Cash & Capital Holding Company Cash1 Capital • Average free cash flow target ratio of $5.3B 65-75% holds for 2019-2020 based on market conditions2 $4.2B $4.2B • Average free cash flow ratio estimated to $3.5B $3.2B be 40-60% for 2020-2021 based on market conditions2 • 2019 Combined NAIC Risk-Based Capital ratio3 of 395%, above 360% target • Japan Solvency Margin ratio4 of 931% at 1Q19 2Q19 3Q19 4Q19 1Q20 December 31, 2019 $3.0B to $4.0B Cash Buffer 1 At quarter-end. 2 Market conditions assuming i) interest rates follow the observable forward yield curves as of March 31, 2020, ii) a 20% decline in the S&P 500 equity index for the full year 2020, and iii) a 5% increase in the S&P 500 equity index for the full year 2021. 3 MetLife calculates RBC annually as of December 31 and, accordingly, the calculation does not reflect conditions and factors occurring after the year end. Ratio includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life 4 Insurance Company. Solvency ratio of MetLife's insurance subsidiary in Japan. 11 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Appendix

2Q20 Outlook: Key Considerations by Business Key Considerations1 Group Benefits + / - Underwriting Margins; - PFO; - Direct Expense Ratio Retirement and Income Solutions - VII; + Recurring Interest Margins; + Underwriting Margins; - PFO; - Direct Expense Ratio Property & Casualty + Underwriting Margins; - Sales; - PFO Asia - VII; - Recurring Interest Margins; -FX; - Sales; + Direct Expense Ratio Latin America - FX; - Sales; - PFO; - Direct Expense Ratio EMEA - Sales; - PFO; + Direct Expense Ratio MetLife Holdings - VII; - Equity Markets; - Underwriting Margins Corporate & Other - VII; - Preferred Stock Dividends 1 Plus (+) and minus (-) represent favorable or unfavorable impacts, respectively, to financial results relative to the Company's business plan. See Explanatory Note on Non-GAAP and Other Financial Information. 13

Fixed Maturity Securities Exposure to Stressed Sectors1 Book Value2 Investment % of Total Sector ($ in millions) Grade % Investments Energy $8,696 85% 1.7% Airports 3,489 93% 0.7% Airlines 556 78% 0.1% Cruise Lines / Leisure 504 86% 0.1% Restaurants 415 89% 0.1% Lodging 307 77% 0.1% Fixed Maturity Securities 3 $13,967 2.8% Exposure to Stressed Sectors Total Investments4 $507,205 1 As of March 31, 2020. 2 Represents fixed maturity securities available-for-sale at amortized cost, net of allowance for credit loss. 3 The estimated fair value of fixed maturity securities was $13.0 billion. 4 Represents total cash, cash equivalents and invested assets. 14

Cautionary Statement on Forward-Looking Statements The forward-looking statements in this presentation, such as "expect," "2Q20 outlook," "estimate," "target," and "assuming," are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its Current Report on Form 8-K dated May 6, 2020, and in its other U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it has no obligation to correct or update any of these statements.   15

Explanatory Note on Non-GAAP and Other Financial Information Any references in this presentation (except in this Explanatory Note on Non- GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) net income (loss) per share; (ii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (iii) adjusted earnings; and (iii) adjusted earnings available to common shareholders; and (iv) adjusted earnings per share. (iv) adjusted earnings available to common shareholders per diluted common share. In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:      Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted premiums, fees and other revenues, excluding pension risk transfers (PRT); (ii) premiums, fees and other revenues; (iii) capitalization of deferred policy acquisition costs (DAC), as reported on an adjusted (iii) capitalization of DAC; basis; (iv) other expenses, as reported on an adjusted basis; (iv) other expenses; (v) adjusted earnings available to common shareholders; (v) net income (loss) available to MetLife, Inc.’s common shareholders; (vi) adjusted earnings available to common shareholders, excluding total notable items; (vi) net income (loss) available to MetLife, Inc.’s common shareholders; (vii) adjusted earnings available to common shareholders per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted earnings available to common shareholders, excluding total notable items, per (viii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted diluted common share; common share; (ix) other expenses, as reported on an adjusted basis; (ix) other expenses; (x) other expenses, net of capitalization of deferred policy acquisition costs (DAC), as (x) other expenses, net of capitalization of DAC; reported on an adjusted basis; (xi) other expenses, net of capitalization of DAC, excluding total notable items related to (xi) other expenses, net of capitalization of DAC; other expenses, as reported on adjusted basis; (xii) adjusted expense ratio; (xii) expense ratio; (xiii) adjusted expense ratio, excluding total notable items related to other expenses and (xiii) expense ratio; PRT; (xiv) direct expenses; (xiv) other expenses; (xv) direct expenses, excluding total notable items related to direct expenses; (xv) other expenses; (xvi) direct expense ratio; and (xvi) expense ratio; and (xvii) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xvii) expense ratio. 16

Explanatory Note on Non-GAAP and Other Financial Information (Continued) Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period and applied to the comparable prior period. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non- core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (Divested businesses). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting the Company’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   17

Explanatory Note on Non-GAAP and Other Financial Information (Continued) The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to NIGL and NDGL, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iv) benefits and hedging costs related to GMIBs (GMIB costs), and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities; • Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (Regulatory implementation costs), and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio, adjusted expense ratio and related measures: • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. 18

Explanatory Note on Non-GAAP and Other Financial Information (Continued) Statistical sales information: • U.S.: • Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. • Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. • Property & Casualty: calculated based on first year direct written premium, net of cancellation and endorsement activity. • Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results and outlook: • Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. • General Account (GA) Assets Under Management (GA AUM) is used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM. • We refer to observable forward yield curves as of a particular date in connection with making our estimates for future results. The observable forward yield curves at a given time are based on implied future interest rates along a range of interest rate durations. This includes the 10-year U.S. Treasury rate which we use as a benchmark rate to describe longer-term interest rates used in our estimates for future results. 19

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders

(In millions, except per share data)	1Q20	1Q20 Earnings Per Weighted Average Common Share Diluted[1]	1Q19	1Q19 Earnings Per Weighted Average Common Share Diluted[1]
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 4,366	$ 4.75	$ 1,349	$ 1.40
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:				
Less: Net investment gains (losses)	(288)	(0.31)	15	0.02
Less: Net derivative gains (losses)	4,201	4.57	115	0.12
Less: Other adjustments to continuing operations[2]	(65)	(0.08)	(177)	(0.19)
Less: Provision for income tax (expense) benefit	(928)	(1.01)	(24)	(0.03)
Add: Net income (loss) attributable to noncontrolling interests	3	—	4	—
Adjusted earnings available to common shareholders	1,449	1.58	1,424	1.48
Less: Total notable items	—	—	(55)	(0.06)
Adjusted earnings available to common shareholders, excluding total notable items	$ 1,449	$ 1.58	$ 1,479	$ 1.54
Adjusted earnings available to common shareholders on a constant currency basis	$ 1,449	$ 1.58	$ 1,399	$ 1.45
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 1,449	$ 1.58	$ 1,454	$ 1.51
Weighted average common shares outstanding - diluted		920.0		963.3

MetLife

[1] *Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal the sum of (i) adjusted earnings available to common shareholders per diluted common share and (ii) total notable items per diluted common share.*
[2] *Includes investment hedge adjustments.*

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Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

1Q20	U.S.[1]	Group Benefits[1]	Retirement and Income Solutions[1]	Property & Casualty[1]	Asia	Latin America	EMEA	MetLife Holdings[1]	Corporate & Other[1]
(In millions)									
Adjusted earnings available to common shareholders	$ 780	$ 312	$ 359	$ 109	$ 350	$ 95	$ 78	$ 277	$ (131)
Less: Total notable items	—	—	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 780	$ 312	$ 359	$ 109	$ 350	$ 95	$ 78	$ 277	$ (131)
Adjusted earnings available to common shareholders on a constant currency basis					$ 350	$ 95	$ 78		
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis					$ 350	$ 95	$ 78		

1Q19	U.S.[1]	Group Benefits[1]	Retirement and Income Solutions[1]	Property & Casualty[1]	Asia	Latin America	EMEA	MetLife Holdings[1]	Corporate & Other[1]
(In millions)									
Adjusted earnings available to common shareholders	$ 724	$ 342	$ 285	$ 97	$ 356	$ 134	$ 86	$ 317	$ (193)
Less: Total notable items	—	—	—	—	—	—	—	—	(55)
Adjusted earnings available to common shareholders, excluding total notable items	$ 724	$ 342	$ 285	$ 97	$ 356	$ 134	$ 86	$ 317	$ (138)
Adjusted earnings available to common shareholders on a constant currency basis					$ 350	$ 118	$ 83		
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis					$ 350	$ 118	$ 83		

MetLife [1]*Results on a constant currency basis are not included as constant currency impact is not significant.*

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Expense Detail and Ratios

(In millions, except ratio data)	2015	2016	2017	2018	2019
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis					
Capitalization of DAC	$ (3,319)	$ (3,152)	$ (3,002)	$ (3,254)	$ (3,358)
Less: Divested businesses and lag elimination[1]	120	(1)	34	(1)	(20)
Capitalization of DAC, as reported on an adjusted basis	$ (3,439)	$ (3,151)	$ (3,036)	$ (3,253)	$ (3,338)
Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis					
Other expenses	$ 14,105	$ 13,295	$ 12,953	$ 12,927	$ 13,229
Less: Noncontrolling interest	(13)	(6)	(12)	(10)	(15)
Less: Regulatory implementation costs	2	1	—	11	18
Less: Acquisition, integration and other costs	28	64	65	24	44
Less: TSA fees	—	—	—	305	246
Less: Divested businesses and lag elimination[1]	265	296	491	68	158
Other expenses, as reported on an adjusted basis	$ 13,823	$ 12,940	$ 12,409	$ 12,529	$ 12,778
Other Detail and Ratios					
Other expenses	$ 14,105	$ 13,295	$ 12,953	$ 12,927	$ 13,229
Capitalization of DAC	(3,319)	(3,152)	(3,002)	(3,254)	(3,358)
Other expenses, net of capitalization of DAC	$ 10,786	$ 10,143	$ 9,951	$ 9,673	$ 9,871
Premiums, fees and other revenues	$ 43,900	$ 44,370	$ 45,843	$ 51,222	$ 49,680
Expense ratio	24.6%	22.9%	21.7%	18.9%	19.9%
Direct expenses	$ 6,444	$ 5,754	$ 6,006	$ 5,874	$ 5,977
Less: Total notable items related to direct expenses	362	79	296	214	338
Direct expenses, excluding total notable items related to direct expenses	$ 6,082	$ 5,675	$ 5,710	$ 5,660	$ 5,639
Other expenses, as reported on an adjusted basis	$ 13,823	$ 12,940	$ 12,409	$ 12,529	$ 12,778
Capitalization of DAC, as reported on an adjusted basis	(3,439)	(3,151)	(3,036)	(3,253)	(3,338)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 10,384	$ 9,789	$ 9,373	$ 9,276	$ 9,440
Less: Total notable items related to other expenses, as reported on an adjusted basis	362	507	377	214	338
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$ 10,022	$ 9,282	$ 8,996	$ 9,062	$ 9,102
Adjusted premiums, fees and other revenues	$ 44,329	$ 44,479	$ 46,200	$ 50,778	$ 49,144
Less: PRT	1,740	1,761	3,305	6,894	4,346
Adjusted premiums, fees and other revenues, excluding PRT	$ 42,589	$ 42,718	$ 42,895	$ 43,884	$ 44,798
Direct expense ratio	14.5%	12.9%	13.0%	11.6%	12.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	14.3%	13.3%	13.3%	12.9%	12.6%
Adjusted expense ratio	23.4%	22.0%	20.3%	18.3%	19.2%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	23.5%	21.7%	21.0%	20.6%	20.3%

MetLife

[1]For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

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Expense Detail and Ratios (Continued) (In millions, except ratio data) 1Q 2020 Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis Capitalization of DAC $ (774) Less: Divested businesses (3) Capitalization of DAC, as reported on an adjusted basis $ (771) Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis Other expenses $ 3,047 Less: Noncontrolling interest (3) Less: Regulatory implementation costs 2 Less: Acquisition, integration and other costs 6 Less: TSA fees 42 Less: Divested businesses 19 Other expenses, as reported on an adjusted basis $ 2,981 Other Detail and Ratios Other expenses $ 3,047 Capitalization of DAC (774) Other expenses, net of capitalization of DAC $ 2,273 Premiums, fees and other revenues $ 11,336 Expense ratio 20.1% Direct expenses $ 1,344 Less: Total notable items related to direct expenses — Direct expenses, excluding total notable items related to direct expenses $ 1,344 Other expenses, as reported on an adjusted basis $ 2,981 Capitalization of DAC, as reported on an adjusted basis (771) Other expenses, net of capitalization of DAC, as reported on an adjusted basis $ 2,210 Less: Total notable items related to other expenses, as reported on an adjusted basis — Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis $ 2,210 Adjusted premiums, fees and other revenues $ 11,216 Less: PRT (9) Adjusted premiums, fees and other revenues, excluding PRT $ 11,225 Direct expense ratio 12.0% Direct expense ratio, excluding total notable items related to direct expenses and PRT 12.0% Adjusted expense ratio 19.7% Adjusted expense ratio, excluding total notable items related to other expenses and PRT 19.7% 23

Premiums, Fees and Other Revenues (In millions) 2015 2016 2017 2018 2019 1Q 2020 Total Company - Premiums, Fees and Other Revenues Premiums, fees and other revenues $ 43,900 $ 44,370 $ 45,843 $ 51,222 $ 49,680 $ 11,336 Less: Unearned revenue adjustments 7 30 12 (7) 97 18 Less: GMIB fees 97 124 125 120 108 26 Less: Settlement of foreign currency earnings hedges (37) 4 22 19 9 — Less: TSA fees — — — 305 246 42 Less: Divested businesses and lag elimination1 (496) (267) (516) 7 76 34 Adjusted premiums, fees and other revenues $ 44,329 $ 44,479 $ 46,200 $ 50,778 $ 49,144 $ 11,216 1For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods. 24

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